Exhibit 32.2



                                 CERTIFICATION

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
             (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
                          TITLE 18, UNITED STATES CODE)


     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned chief financial officer of Battle Mountain Gold Exploration Corp., the "Company"), does hereby certify with respect to the Quarterly Report of Battle Mountain Gold Exploration Corp., Form 10-QSB for the quarter ended September 30, 2006 as filed with the Securities and Exchange Commission (the "10-QSB Report") that:

          (1) the 10-QSB Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) the information contained in the 10-QSB Report fairly presents, in all material respects, the financial condition and results of operations of Battle Mountain Gold Exploration Corp.



DATED: November 10, 2006           BATTLE  MOUNTAIN  GOLD  EXPLORATION  CORP.


                                   By: /s/ David Atkinson
                                      ----------------------
                                      David Atkinson
                                      Chief Financial Officer

                                      -34-
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